REID & PRIEST
                             40 WEST 57TH STREET
                          NEW YORK, N.Y. 10019-4097

                                 212/603-2000


WASHINGTON OFFICE                               NEW YORK OFFICE
MARKET SQUARE                                   CABLE ADDRESS: "REIDAPT"
701 PENNSYLVANIA AVENUE N.W.                    TELEX: 710 581 6721 RDPT NYK
WASHINGT0N, D.C. 20004                          220 534 RDPT UR
202 508-4000                                    FACSIMILE: 212 603 2298
TELEX: 440 630 RP WASH                          DIRECT DIAL NUMBER
FACSIMILE: 202 508-4321                         212 603 2212
                                                REF. 9152.001


                              9 December 1993

By FedEx

Mr. Byung Yim
21 Hutton Ave., No.6
West Orange, NJ 07052

Dear Mr. Yim:

Enclosed per our discussion of today is the original official filing receipt issued by the U.S. Patent and Trademark Office confirming that Patent 4,630,839 has been assigned from Alenax Corporation to you as of 4 October 1993.

With best regards,

                                Sincerely,

                        /s / Marvin G. Goldman /s/

                             Marvin G. Goldman


cc: Pamela A. Curran Esq., R&P

                         The Commissioner of Patents
                                and Trademarks


//Seal of Patent
     Office //

                Has received an application for a patent for a new and useful invention. The title and description of the invention are enclosed. The requirements of law have been complied with, and it has been determined that a patent on the invention shall be granted under the law.



        Therefore, this

                        United States Patent

                Grants to the person or persons having title to this patent the right to exclude others from making, using or selling the invention throughout the United States of America for the term of seventeen years from the date of this patent, subject to the payment of maintenance fees as provided by law.


                Commissioner of Parents and Trademarks

                Attest
                /s/Melvina Gary/s/

                                UNITED STATES DEPARTMENT OF COMMERCE
                                Patent and Trademark Office
                                ASSISTANT SECRETARY AND COMMISSIONER
                                OF PATENTS AND TRADEMARKS
                                Washington, D C 2O231

DATE:	11/05/93
TO:

PAMELA A. CURRAN, ESQ.
REID & PRIEST
40 WEST 57TH STREET
NEW YORK, NY  10019



                UNITED STATES PATENT AND TRADEMARK OFFICE
                NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT


THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT BRANCH OF
THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE U.S. PATENT AND TRADEMARK OFFICE ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT ASSIGNMENT PROCESSING SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR
CORRECTION TO:	U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT BRANCH,
NORTH TOWER BUILDING, SUITE 10C35, WASHINGTON, DC 20231

ASSIGNOR:                                                   DOC DATE: 09/29/93
ALENAX CORPORATION


RECORDATION DATE: 10/04/93   NUMBER OF PAGES 003   REEL/FRAME 6714/0668


DIGEST :	ASSIGNMENT OF ASSIGNORS INTEREST

ASSIGNEE:
YIM, BYUNG D.
21 HUTTON AVENUE # 6
WEST ORANGE, NJ  07052

SERIAL NUMBER	6-759995	FILING DATE	07/29/85
PATENT NUMBER	4,630,839	ISSUE DATE	12/23/86

/s/ Ruby Stevenson /s/

EXAMINER PARALEGAL
ASSIGNMENT BRANCH
ASSIGNMENT/CERTIFICATION SERVICES DIVISION

                Summary of Patents in Foreign Languages

        A Japanese patent written in the Japanese language was granted in Japan on February 20, 1992 for a 15 year duration. The patent granted is described on page 88, and 91-92 herein.

        A Korean patent written in the Korean language was granted with respect to the Patent for Propulsion and Speed Change Mechanism as described at pages 88, 91-92 herein, and was filed in Korea on July 10, 1995. The patent renewal date is August 8, 2004.

        A Chinese patent written in the Chinese language was granted with respect to the Patent for Propulsion and Speed Change Mechanism as described at pages 88, 91-92 herein, and was filed in China (Mainland) on May 20, 1996. The patent is effective for 20 years.

United States Patent [19]                  [11]  Patent Number:    4,630,839

Seol                                       [45] Date of Patent:   Dec.23, 1986



[54] PROPULSION MECHANISM FOR         Primary Examiner-John J. Love
     LEVER PROPELED BICYCLES          Assistant Examiner-Donn McGiehan


[75] Inventor:  Marn T. Seol,         Attorney, Agent, or Firm-Martin LuKacher
                Rochester, N.Y.

[73] Assignee:  Alenax Corp.,                     [57]              ABSTRACT
                Rochester, N.Y.

[21] Appl. No.: 759,995                           A bicycle having pivoted
                                                  lever pedal system (1,2,45)
[22] Filed:     JUL29,1985                        and lever arm length or
                                                  gear ratio (speed) change
[51] Int. CL.4      B62M 1/04                     devices (3,4,5,6).
                                                  Propulsion forces from the
                                                  lever pedals (1) are
[52]    U.S. CL    280/255; 280/236               transferred via the lever
                                                  arm length change device (3)
                                                  through a flexible
                                                  interconnecting cable and
                                                  pulley system (7, 8, 9, 10,
                                                  11, 12, 13) to a rear drive
                                                  hub assembly 14 having a pair
                                                  of one-way clutches which
                                                  allow the transfer of
                                                  forward driving forces and
                                                  enable the bicycle to be
                                                  rolled back.
[58]    Field of Search 280/253,255,258,236
280/238, 74/138

[56]              References cited

		U.S. PATENT DOCUMENTS
        3,759,534  9/1973 Clark    280/236
        4,421,334 12/1983 Efros    280/236    34 claims, 9 Drawing Figures




(PICTURE OF BICYCLE)

                                UNITED STATES DEPARTMENT OF COMMERCE
                                Patent and Trademark Office
                                ASSISTANT SECRETARY AND COMMISIONER
                                OF PATENTS AND TRADEMARKS
                                Washington, DC 20231
DATE: 12/06/93
TO:

                        NO9A
BYUNG D. YIM
350 FIFTH AVENUE, SUITE 7720
NEW YORK, NY 10118



                UNITED STATES PATENT AND TRADEMARK OFFICE
              NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT


THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT BRANCH OF
THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE U.S. PATENT AND TRADEMARK OFFICE ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT ASSIGNMENT PROCESSING SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR
CORRECTION TO:	U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT BRANCH,
NORTH TOWER BUILDING, SUITE 10C35, WASHINGTON, DC 20231

ASSIGNOR:                               DOC DATE: 10/25/93
        SEOL, MARN T.


RECORDATION DATE: 11/12/93  NUMBER OF PAGES 004  REEL/FRAME 6757/0296


DIGEST :	ASSIGNMENT OF ASSIGNORS INTEREST

ASSIGNEE:
ALENAX CORPORATION
350 FIFTH AVENUE, SUITE 7720
NEW YORK, NY 10118

SERIAL NUNBER      7-675812   FILING DATE 03/27/91
PATENT NUMBER  5, 088,340     ISSUE DATE  02/18/92


/s/                            /s/
EXAMINER/ PARALEGAL

ASSIGNMENT BRANCH
ASSIGNMENT/CERTIFICATION SERVICES DIVISION

United States Patent [19]

K. NAKAMATSU

NEW TOKYO BUILDING
31.MARUNOUCHI
3-CHOME
CHIYODA-KU. TOKYO
100 JAPAN

PATENT, TRADEMARK & LEGAL AFFAIRS


Formerly

NAKAMATSU
International Patent & Law Office

TELEPHONE:	(03) 3211-9741-5
TELEX: 02225631 NAKPAT

FACSIMILE: 03-3214-6358 (G-II & G-III)

03-3214-6359	(G-II G-III)

CABLE:NAKAPATENT



ALENAX AMERICA CORPORATION
561 Route 1
South Edison, New Jersey 08817
U.S.A.	-

December  6, 1991

FEB 20,1992




Re: Japanese Patent Application No. 62 - 270062
PROPULSION AND SPEED CHANGE MECHANISM
Byung D. Yim
Your Ref
Our File:       XR-0739
(Div of Pat.App1n. No. 38105/1983)


Dear Sirs:

We are sending you the Letters Patent issued on the above identified application:

The particulars of this patent are as follows:

Title of Invention              PROPULSION AND SPEED CHANGE MECHANISM
Inventor                        M.T. SEOL
Patentee:                       Byung D. Yim
Application No.                 62-270062
Filing Date                     March 8, 1983
Publication No.                 2-046436
Publication Date                October 16, 1990
Patent No.                      1622184
Date of Issue                   October 9, 1991
Term                            15 years from the publication date, but not
                                exceeding 20 years from the filing date
Expiration Date                 Please see the attached sheet
Next Annuity                    Please see the attached sheet


Please refer to the Remarks mentioned in the attached sheet.


Yours faithfully,

/s/                   /s/
Encls.

                               REMFRY & SAGER
                              Attorneys-at-Law

                                Remfry House
                8, Nangal Raya Business Centre, New Delhi- 110046

Fax:(011)559 4437, 559 8013  Tel(011)559 8024, 559 8073, 559 8074
Tix(031)76076, 76278 LEXD IN
                   E-Mail REMFRY BOM@REMFRY.SPRINTRPG.SPRINT.COM
PKY/IP/LPD
21st February, 1996

TRB SYSTEMS INC.				 REGISTERED AIR MAIL
354 Eisenhower Parkway
Suite 26
Livingston,
NEW JERSEY 07039
U.S.A.


Dear Sirs,

Attention : Mr. Byung D. Yim

                re:     ALENAX CORPORATION
                        Indian Patent No.175,131
                        Formerly Application No. 65/DEL/86
                        Dated 22nd January,1986
                        Your ref: Do. ML-0166

We have pleasure in enclosing herewith the sealed letters patent document in respect of the above mentioned patent which has just been received from the Indian Patent Office Please note the following important particulars:

        PATENT NUMBER    175,131 (to be used for future reference)

        DATE OF PATENT   22nd January,1986

        TERM OF PATENT   14 years from 22nd January, 1986

        DATE OF SEALING  17th November, 1995

        DATE OF RECORDAL 27th December, 1995

        RENEWALS In accordance with your instructions, we are paying the accumulated 3rd to 11th annuities on this patent. You will be advised separately by our Renewal Department in this regard.


Kindly acknowledge safe receipt of this letter and its enclosure.

Yours faithfully,
                                                        /s/                /s/
Enclosure:
Letters Patent Document


Bombay Office Gresham Assurance House, 1 Sir PM Road, Bombay-400 001. Tel-Fax. (022)2660907 Tix (011)82764 REFY IN
E-Mail REMFRY BOM@REMFRY.SPRINTRPG.SPRINT.COM

GOVERNMENT OF INDIA

THE PATENT OFFICE



                                                        A  NO   16508


No. 175131 of 22-01- 1986

        WHEREAS ALENAX CORPORATION, A CORPORATION ORGANISED
UNDER THE LAWS OF THE STATE OF NEW YORK, U.S.A., OD 50 SPENCERPORT ROAD, ROCHESTER, NEW YORK 14606. U.S.A

has/have declared that he/they are in possession of an invention for a lever propelled bicycle and that he is/they are the true and first inventor(s) thereof [or the legal representatives(s) or assignee(s) of the true and first inventor thereof] and that he is/they are entitled to a patent for the said invention, having regard to the provision of the Patent Act. 1970 and that there is no objection to the grant of a patent to him/them;
And whereas he has/they have by an application requested that a patent may be granted to him/them for the said invention
And whereas he has/they have by and in his/their complete specification particularly described and ascertained the nature of the said invention and the manner in which the same is to be performed;
Now these presents that the abovesaid applicant(s) (including his/their legal representative(s) and assignee(s) or any of them) shall, subject to the provisions of the Patents Act. 1970 and the conditions specified in Section 47 of the said Act and to the conditions and provisions specified by any other law for the time being in force, have the exclusive privilege of making, using, exercising, selling or distributing, their bicycle in India


                                in India, for a term of fourteen
year from the twenty-second day of January 1986 and of authorizing any other person to do so subject to the conditions that the validity of this patent is not guaranteed and that the fees prescribed for the continuance of this patent are duly paid.
In witness whereof. the Controller has caused this patent to be sealed as of the twenty-second day of January 1986

                                        /s/              /s/

                                        Controller of Patents
                                        17-11-95/26th Kartika 1917 ( Saka
                                        Date of Sealing

Note: The fees for removal of this patent, if it is to be maintained, will
fall due on__________ day of __________________19   , and on the same day in
every year thereafter.

                                NOTICE

	The renewal fees payable to keep a patent in force under Section 53 of the Patents Act, 1970 (39 of 1970) are as follows:

Before expiration of 2nd year   in respect of the 3rd year  Rs.           100
        "             3rd              "      4th           do      Rs.   200
        "             4th              "      5th           do      Rs.   400
        "             5th              "      6th           do      Rs.   500
        "             6th              "      7th           do      Rs.   600
        "             7th              "      8th           do      Rs.  1000
        "             8th              "      9th           do      Rs.  1200
        "             9th              "     10th           do      Rs.  1400
        "            10th              "     11th           do      Rs.  2000
        "            11th              "     12th           do      Rs.  2200
        "            12th              "     13th           do      Rs.  2500
        "            13th              "     14th           do      Rs.  3000


(i) The above Schedule of renewal fees has came into force for all patents

NOTE l	Sealed on or after 26, 6.1992

(ii) The fees for two or more years may be paid in advance.


When tendering the renewal fee full particulars regarding the number and date of the patent and the name of the guarantee should be given.


                                (2)

If the renewel fee is not paid within the prescribed time an extension of time up to 6 months can be obtained on payment of and additional fee of Rs. 100/- per month,

Application for extension of time should be made on Form 5.


                                (3)

Deeds of assignments of patents and other documents affecting the proprietorship of patents such as licenses mortgages, etc. should be entered in the Register of Patients as otherwise the rights or interests created by such documents may not be recognized.


                                (4)
It is obligatory on the part of the patentee to supply information under l46(2) read with Rule's 117(1) & 117(2). failure of which. will attract the penalty provisions under the Patent's Act, 1970 You are, therefore, requested to file the said information within the prescribed every year.

                                                                632979


                                STANDARD PATENT


I, Andrew Addison Bain, Commissioner of Patents, grant a Standard Patent with the following particulars:

Name and Address of Patentee:
Marn T. Seol, No 4-1 Lane 312 Min Chuan Road West District Taichung Taiwan, Province Of China

Name at Actual Inventor: Marn T. Seol

Title of Invention: Multipurpose transmission mechanism for bicycles

Application Number: 85620/91

Term of Letters Patent: Sixteen years commencing on 8 October 1991

Priority Details:

Number        		Date	          	Country
67581227        March 1991      UNITED STATES OF AMERICA



                                     Dated this 11 day of May 1993

                                              /s/ A.A.BAIN /s/
                                                  A.A.BAIN
                                         COMMISSIONER OF PATENTS

                             ASSIGNMENT


I/We	Marn T. Seol
(name (s) of assignor (s))

in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, do hereby sell and assign to



ABL PROPERTIES COMPANY of 354 Eisenhower Parkway, Suite 26, Livingston, New Jersey 07039 United States of America

(name and address of assignee)



all my/our right, title and interest in Canada in and to my/our invention relating to Canadian Application No.2,052,997 MULTIPURPOSE TRANSMISSION MECHANISM FOR BICYCLES

(title of invention)



as fully described and claimed in my/our application for a patent for such invention and to all my/our corresponding right, title and interest in and to any patent which may issue therefor.



SIGNED at  LOTTE HOTEL, 1 SOGONG-DONG, CHUNG-KU, SEOUL, KOREA


this 23 day of Sept.1995.


/s/ Marn T. Seol /s/                    /s/ Chang Kyu Chun /s/

(signature of the inventor)             (signature of witness)

    Marn T. Seol                            Chang Kyu Chun